AMENDMENT

TO

HANCOCK JAFFE LABORATORIES, INC.

2016 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of Hancock Jaffe Laboratories, Inc., a Delaware corporation (the “Company”), the 2016 Omnibus Incentive Plan (the “Plan”) of the Company is hereby amended as follows:

1. Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan as follows:

“4.1. Authorized Number of Shares. Subject to adjustment under Section 15, the aggregate number of Shares that may be initially issued pursuant to the Plan is 5,000,000. The total number of Shares described in the preceding sentence shall be available for issuance under Incentive Stock Options. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise. No later than the end of the Transition Period, the maximum number of Shares for each type of Other Share-based Award, and the maximum amount of cash for any cash-based Award, intended to qualify as “performance-based compensation” under Section 162(m) granted to any Grantee in any specified period shall be established by the Company and approved by the Stockholders.”

2. Unless otherwise expressly provided for in this Amendment to the Plan (the “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

3. Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the plan remains otherwise unchanged and in full force and effect.

4. This Amendment shall be effective as of December __, 2017.

I hereby certify that the Plan was duly amended and such Amendment has been duly approved by the Board of Directors of the Company as of December __, 2017 and such Amendment has been duly approved by the stockholders of the Company as of December __, 2017.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

HANCOCK JAFFE LABORATORIES, INC., a Delaware corporation

By:
Name:
Title:

Signature Page to Amendment to the Plan